UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 25, 2023
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Updates on Acclaim-1 Clinical Trial

On May 25, 2023, Genprex, Inc. (the “Company”) issued a press release announcing the publication of positive clinical data from the Phase 1 portion of its Acclaim-1 clinical trial evaluating REQORSA® Immunogene Therapy in combination with AstraZeneca's Tagrisso® in late-stage non-small cell lung cancer (“NSCLC”) in an abstract at the 2023 American Society of Clinical Oncology (ASCO) Annual Meeting, taking place June 2-6, 2023 in Chicago, IL and online. The abstract reported preliminary results from eight patients in the Company’s Phase 1 portion of its Acclaim-1 clinical trial evaluating REQORSA Immunogene Therapy (quaratusugene ozeplasmid) with Tagrisso (osimertinib) in patients with advanced, epidermal growth factor receptor (“EGFR”) mutant NSCLC whose disease progressed after Tagrisso. REQORSA was generally well tolerated, as there were no dose limiting toxicities. The Company further disclosed in the press release that while the Phase 1 portion of the clinical trial was designed primarily to assess safety, promising efficacy results were also observed. The abstract reported that one patient at the 0.06 mg/kg dose level, previously treated with carboplatin, pemetrexed, and osimertinib, had a partial remission by investigator evaluation and treatment is ongoing after 16 cycles, which is approximately 10.5 months. Another patient at the 0.09 mg/kg dose level, previously treated with osimertinib, has stable disease and treatment is ongoing after 14 cycles, or approximately 9 months. The abstract explained that the extended and ongoing progression free survival (“PFS”) of each of these patients is significantly greater than the median PFS observed from treatment with osimertinib alone in this treatment setting in several prior clinical trials and is consistent with long-term PFS seen in prior clinical trials of REQORSA. PFS is the primary endpoint of both the Phase 2 expansion portion and the Phase 2 randomized portion of the Company’s Acclaim-1 trial.

On May 25, 2023, the Safety Review Committee (“SRC”) for the Acclaim-1 Phase 1/2 clinical trial of REQORSA in combination with Tagrisso in patients with late-stage NSCLC that has activating EGFR mutations and progression after treatment with Tagrisso has approved advancement to the Phase 2 expansion portion of the trial following the recent completion of the Phase 1 portion of the trial. Based on full safety data, the SRC determined that the recommended Phase 2 dose of REQORSA will be 0.12 mg/kg. This was the highest dose level delivered in the Phase 1 portion and is twice the highest dose level delivered in the Company’s prior clinical trial combining REQORSA with Tarceva® for the treatment of late-stage lung cancer. The Company currently expects the Phase 2 expansion portion of the trial to begin in the third quarter of 2023. The Phase 2 expansion portion of the trial is expected to enroll approximately 66 patients; half will be patients who received only prior Tagrisso treatment and the other half will be patients who received prior Tagrisso treatment and chemotherapy, in order to determine toxicity profiles of patients with different eligibility criteria, as well as efficacy and other endpoints. There will be an interim analysis following the treatment of 19 patients in each cohort.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2022.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; Genprex’s future growth and financial status, including Genprex’s ability to continue to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: May 26, 2023	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)